EXHIBIT 10.1


                       FIFTH AMENDMENT TO CREDIT AGREEMENT

     This Fifth Amendment to Credit Agreement (this "Fifth Amendment"), dated as of February 28, 2006 (the "Effective Date"), is by and among DELTA PETROLEUM CORPORATION, a Colorado corporation ("Borrower"), JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent ("Administrative Agent"), and each of the financial institutions a party hereto as Banks (hereinafter collectively referred to as "Executing Banks," and individually, an "Executing Bank").

                               W I T N E S S E T H:

     WHEREAS, Borrower, Administrative Agent, JPMorgan Chase Bank, N.A., and the financial institutions party thereto as Banks are parties to that certain Credit Agreement dated as of November 5, 2004 (as heretofore amended, the "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, as amended hereby); and

     WHEREAS, Borrower has requested that Banks (i) amend certain terms of the Credit Agreement in certain respects, and (ii) provide a limited waiver of an existing Default and Event of Default more particularly described in
Section 2 hereof; and

     WHEREAS, subject to and upon the terms and conditions set forth herein, Executing Banks have agreed to Borrower's requests.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and Executing Banks hereby agree as follows:

     Section 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction of each condition precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended effective as of the Effective Date in the manner provided in this Section 1.

          1.1 Amendment to Definitions. The definitions of "Loan Papers," "Permitted Investments" and "Unrestricted Subsidiary" contained in Section
1.1 of the Credit Agreement shall be amended to read in full as follows:

          "Loan Papers" means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Notes, each Facility Guaranty which may now or hereafter be executed, each Borrower Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, the Existing Mortgages (as amended by the Assignments and Amendment to Mortgages), the Assignments and Amendments to Mortgages, all Mortgages now or at any time hereafter delivered pursuant to Section 5.1, all Letters of Credit, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

          "Permitted Investments" means (a) readily marketable direct obligations of the United States of America (or investments in mutual funds or similar funds which invest solely in such obligations), (b) fully insured demand or time deposits and certificates of deposit with maturities of one year or less of any commercial bank operating in the United States having capital and surplus in excess of $500,000,000, (c) commercial paper of a domestic issuer if at the time of purchase such paper is rated in one of the two highest ratings categories of Standard and Poor's Corporation or Moody's Investors Service, (d) Investments by any Credit Party in a Subsidiary of Borrower that has provided a Facility Guaranty and the Equity of which has been pledged to Administrative Agent pursuant to a Borrower Pledge Agreement or a Subsidiary Pledge Agreement, (e) Investments in Crystal Energy, LLC existing on the Closing Date, (f) Investments in DHS in an aggregate amount outstanding at any time not to exceed $71,000,000 (measured on a cost basis), provided, that, any Investments in DHS in an aggregate amount exceeding $21,000,000 (measured on a cost basis) shall only be permitted to the extent such Investments are made either (i) with the proceeds received by Borrower from the issuance and sale of Borrower's Equity, and only to the extent such proceeds have been specifically dedicated by Borrower for such Investment as described and set forth in detail in the most recent certificate of Financial Officer delivered to each Bank pursuant to Section 8.1(c) hereof, (ii) as the result of the receipt of non-cash consideration from the issuance of Borrower's Equity and the contribution of such non-cash consideration to DHS, or (iii) with the proceeds received by Borrower from any Specified Asset Sale made pursuant to and in accordance and compliance with Section 9.5(b) hereof, and only to the extent such proceeds have been specifically dedicated by Borrower for such Investment as described and set forth in detail in the most recent certificate of Financial Officer delivered to each Bank pursuant to
Section 8.1(c) hereof, and (g) other Investments; provided, that, the aggregate amount of all other Investments made pursuant to this clause (g) outstanding at any time shall not exceed $500,000 (measured on a cost basis).

          "Unrestricted Subsidiary" means any Subsidiary of Borrower which is not a Restricted Subsidiary and shall include, as of the Effective Date (as defined in the Fifth Amendment), Amber, DHS and Rooster.

          1.2 Additional Definitions. Section 1.1 of the Credit Agreement shall be amended to add the following definition to such Section:

          "Fifth Amendment" means that certain Fifth Amendment to Credit Agreement dated as of February 28, 2006, among Borrower, Administrative Agent and Banks party thereto.

          "Rooster" means Rooster Drilling, Inc., a Nevada corporation.

          "Specified Asset Sale" means the sale, assignment, lease, license, transfer, exchange or other disposition by Borrower of all or substantially all of its right, title and interest in Castle's Appalachian properties.

          1.3 Amendment to Information Covenant. Section 8.1(c) of the Credit Agreement shall be amended to read in full as follows:



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          "(c)  simultaneously with the delivery of each set of financial statements referred to in Section 8.1(a) and Section 8.1(b), a certificate of the principal executive and Financial Officer of Borrower in the form of
Exhibit I attached hereto, (i) setting forth in reasonable detail the calculations required to establish whether Borrower was in compliance with the requirements of Article X on the date of such financial statements, (ii) stating whether there exists on the date of such certificate any Default and, if any Default then exists, setting forth the details thereof and the action which Borrower is taking or proposes to take with respect thereto, (iii) stating whether or not such financial statements fairly reflect in all material respects the results of operations and financial condition of Borrower as of the date of the delivery of such financial statements and for the period covered thereby, (iv) setting forth (A) whether as of such date there is a Material Gas Imbalance and, if so, setting forth the amount of net gas imbalances under Gas Balancing Agreements to which Borrower is a party or by which any Mineral Interests owned by Borrower is bound, and (B) the aggregate amount of all Advance Payments received under Advance Payment Contracts to which Borrower is a party or by which any Mineral Interests owned by Borrower is bound which have not been satisfied by delivery of production, if any, (v) setting forth a summary of the Hedge Transactions to which Borrower is a party on such date, (vi) setting forth in reasonable detail (A) the amount of any proceeds received in connection with any Equity issuance or Specified Asset Sale described in the proviso in clause (f) of the definition of "Permitted Investments," (B) the amount and specific application of any such proceeds since the delivery of the last certificate to be provided pursuant to this Section 8.1(c), and (C) the designation and proposed use of any such unutilized proceeds by Borrower, (vii) stating as of such date whether Borrower is in compliance with the terms of clause (f) of the definition of "Permitted Investment," and (viii) setting forth the other information described in Exhibit I attached hereto;".

     Section 2. Limited Waiver. Borrower hereby (a) acknowledges that (i) Borrower has failed to comply with the provisions set forth in Section 10.1(b) of the Credit Agreement for the Fiscal Quarter ended December 31, 2005 (the "Specified Default"), and (ii) the Specified Default constitutes an Event of Default under the Credit Agreement, and (b) requests that Banks waive the Specified Default. In reliance on the representations, warranties, covenants and agreements contained in the Credit Agreement and this Fifth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, Executing Banks hereby waive the Specified Default for the Fiscal Quarter ended December 31, 2005. The limited waiver contained in this Section 2 is limited solely to the Specified Default, and solely for the Fiscal Quarter ended December 31, 2005, and nothing contained herein shall obligate Banks to grant any additional or future waiver with respect to, or in connection with, any provision of the Credit Agreement or any other Loan Paper.

     Section 3. Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof and the limited waiver granted in Section 2 hereof is subject to the satisfaction of each condition precedent set forth in this Section 3:

          3.1 Amendment Fee. Upon execution of this Fifth Amendment by Required Banks, Borrower shall pay to Administrative Agent, for the benefit of Executing Banks, a fee in the amount of $5,000 for each Executing Bank. Such $5,000 fee shall be distributed by Administrative Agent to each Executing Bank provided that such Executing Bank executes and delivers this Fifth Amendment on or before February 28, 2006.

          3.2 No Defaults. After giving effect to the amendments contained in Section 1 hereof and the limited waiver granted in Section 2 hereof, no Default or Event of Default shall exist.

          3.3 Fees and Expenses. Borrower shall have paid all fee and amounts as Borrower shall be required to pay to Administrative Agent and its Affiliates pursuant to any separate agreement between or among Borrower, Administrative Agent and/or its Affiliates.

          3.4 Other Documentation. Administrative Agent shall have received such other documents, instruments and agreements as it or any Bank may reasonably request, all in form and substance reasonably satisfactory to Administrative Agent and Banks.

     Section 4. Representations and Warranties of Borrower. To induce Banks and Administrative Agent to enter into this Fifth Amendment, Borrower hereby represents and warrants to Banks and Administrative Agent as follows:

          4.1 Due Authorization; No Conflict. The execution, delivery and performance by Borrower of this Fifth Amendment are within Borrower's corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or result in the creation or imposition of any Lien upon any of the assets of Borrower except Permitted Encumbrances.

          4.2 Validity and Enforceability. This Fifth Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

          4.3 Accuracy of Representations and Warranties. Each representation and warranty of each Credit Party contained in the Loan Papers is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

          4.4 Absence of Defaults. After giving effect to the amendments contained in Section 1 hereof and the limited waiver granted in Section 2 hereof, no Default or Event of Default has occurred which is continuing.

          4.5 No Defense. Borrower has no defense to the payment of, or any counterclaim or rights of set-off with respect to, all or any portion of the Obligations.

     Section 5.  Miscellaneous.

          5.1 Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect, and are hereby ratified and confirmed. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations.

          5.2 Confirmation of Loan Papers and Liens. As a material inducement to Banks to make the agreements and grant the amendments and waivers set forth herein, Borrower hereby (a) acknowledges and confirms the continuing existence, validity and effectiveness of the Loan Papers and the Liens granted thereunder, (b) agrees that the execution, delivery and performance of this Fifth Amendment and the consummation of the transaction contemplated hereby shall not in any way release, diminish, impair, reduce or otherwise adversely affect such Loan Papers and Liens, and (c) acknowledges and agrees that the Liens granted under the Loan Papers secure, and after the consummation of the transactions contemplated hereby will continue to secure, the payment and performance of the Obligations as first priority perfected Liens.

          5.3 Parties in Interest. All of the terms and provisions of this Fifth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

          5.4 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Fifth Amendment.

          5.5 Counterparts. This Fifth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Fifth Amendment until Borrower and Required Banks have executed a counterpart. Facsimiles shall be effective as originals.

          5.6 Complete Agreement. THIS FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

          5.7 Headings. The headings, captions and arrangements used in this Fifth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Fifth Amendment, nor affect the meaning thereof.

          5.8 Effectiveness. This Fifth Amendment shall be effective automatically and without necessity of any further action by Borrower, Administrative Agent or Banks when counterparts hereof have been executed by Borrower, Administrative Agent and Required Banks, and all conditions to the effectiveness hereof set forth herein and in the Credit Agreement have been satisfied (including, without limitation, all conditions precedent set forth in Section 3 hereof).

     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed by their respective Authorized Officers on the date and year first above written.

                         [Signature pages to follow]

                                 SIGNATURE PAGE TO
                        FIFTH AMENDMENT TO CREDIT AGREEMENT
                                   BY AND AMONG
                      DELTA PETROLEUM CORPORATION, AS BORROWER,
                 JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
                           AND THE BANKS PARTY THERETO


                                      BORROWER:

                                      DELTA PETROLEUM CORPORATION,
                                      a Colorado corporation


                                      By:  /s/ Kevin K. Nanke
                                      Name:  Kevin K. Nanke
                                      Title: Chief Financial Officer


     Each of the undersigned (i) consent and agree to this Fifth Amendment, and (ii) agree that the Loan Papers to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

                                      ACKNOWLEDGED AND AGREED TO BY:

                                      DELTA EXPLORATION COMPANY, INC.,
                                      a Colorado corporation


                                      By:  /s/ Kevin K. Nanke
                                      Name:  Kevin K. Nanke
                                      Title: Chief Financial Officer


                                      PIPER PETROLEUM COMPANY,
                                      a Colorado corporation


                                      By:  /s/ Kevin K. Nanke
                                      Name:  Kevin K. Nanke
                                      Title: Chief Financial Officer















                                SIGNATURE PAGE TO
                        FIFTH AMENDMENT TO CREDIT AGREEMENT
                                   BY AND AMONG
                      DELTA PETROLEUM CORPORATION, AS BORROWER,
                 JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
                           AND THE BANKS PARTY THERETO


                                      ADMINISTRATIVE AGENT:

                                      JPMORGAN CHASE BANK, N.A.,
                                      as Administrative Agent


                                      By: /s/ J. Scott Fowler
                                          J. Scott Fowler,
                                          Vice President

                                      BANKS:

                                      JPMORGAN CHASE BANK, N.A.


                                      By: /s/ J. Scott Fowler
                                          J. Scott Fowler,
                                          Vice President































                                SIGNATURE PAGE TO
                        FIFTH AMENDMENT TO CREDIT AGREEMENT
                                   BY AND AMONG
                      DELTA PETROLEUM CORPORATION, AS BORROWER,
                 JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
                           AND THE BANKS PARTY THERETO


                                      BANK OF OKLAHOMA, N.A.


                                      By: /s/ Allen Rheem
                                      Name:  Allen Rheem
                                      Title:  Vice President












































                                SIGNATURE PAGE TO
                        FIFTH AMENDMENT TO CREDIT AGREEMENT
                                   BY AND AMONG
                      DELTA PETROLEUM CORPORATION, AS BORROWER,
                 JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
                           AND THE BANKS PARTY THERETO


                                      U.S. BANK NATIONAL ASSOCIATION


                                      By:  /s/ Kathryn A. Gaiter
                                      Name:  Kathryn A. Gaiter
                                      Title: Vice President










































                                SIGNATURE PAGE TO
                        FIFTH AMENDMENT TO CREDIT AGREEMENT
                                   BY AND AMONG
                      DELTA PETROLEUM CORPORATION, AS BORROWER,
                 JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
                           AND THE BANKS PARTY THERETO


                                      HIBERNIA NATIONAL BANK


                                      By:  /s/ Nancy G. Moragas
                                      Name: Nancy G. Moragas
                                      Title: Vice President











































                                SIGNATURE PAGE TO
                        FIFTH AMENDMENT TO CREDIT AGREEMENT
                                   BY AND AMONG
                      DELTA PETROLEUM CORPORATION, AS BORROWER,
                 JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
                           AND THE BANKS PARTY THERETO


                                      COMERICA BANK


                                      By:  /s/ Matthew J. Purchase
                                      Name:  Matthew J. Purchase
                                      Title: Vice President












































                                SIGNATURE PAGE TO
                        FIFTH AMENDMENT TO CREDIT AGREEMENT
                                   BY AND AMONG
                      DELTA PETROLEUM CORPORATION, AS BORROWER,
                 JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
                           AND THE BANKS PARTY THERETO


                                      BANK OF SCOTLAND


                                      By:  /s/ Karen Weich
                                      Name:  Karen Weich
                                      Title: Assistant Vice President